Exhibit 99.1

Standard BioTools Reports Third Quarter 2025 Financial Results

SOUTH SAN FRANCISCO, Calif., November 4, 2025 -- Standard BioTools Inc. (NASDAQ: LAB) (the “Company” or “Standard BioTools”) today announced financial results for the quarter ended September 30, 2025.

Recent Highlights:

•
Third quarter 2025 total combined company revenue of $46.2 million; Revenue from continuing operations of $19.6 million
•
Implemented restructuring plan expected to deliver over $40 million in annualized cost savings; On track to achieve positive adjusted EBITDA target in 2026
•
$217.0 million in cash & cash equivalents as of September 30, 2025; Approximately $550 million in cash & cash equivalents expected at close of transaction with Illumina in first half of 2026 to fuel inorganic growth strategy

“The third quarter marked another period of solid execution as we sharpen our focus and position Standard BioTools for the next stage,” said Michael Egholm, PhD, President and Chief Executive Officer of Standard BioTools. “Our commercial team delivered consistent overall performance amid a still-evolving macro environment, and with cost savings initiatives beginning to take hold, we are simplifying operations, increasing productivity and driving the go-forward business toward profitability expected in 2026. Combined with a strong balance sheet at quarter end and the significant cash injection expected from the pending Illumina transaction, we are well positioned to expand our portfolio through strategic M&A that we believe will fuel growth and deliver long-term value for our shareholders.”

Operational Restructuring

In September, as previously disclosed in the Company’s SEC filings, the Company implemented a phased operational restructuring plan expected to deliver over $40 million in total annualized cost savings, to be fully realized in 2026. The plan included an aggregate reduction-in-force of approximately 20% of its global workforce as well as initiatives designed to increase operating efficiency, reduce costs, and align resources with the Company’s long-term strategic objectives. These actions reinforce the Company’s path to generating positive adjusted EBITDA expected in 2026.

“Given the current operating environment, these decisions were important to keep our organization lean, focused and positioned to emerge stronger tomorrow than we are today,” said Alex Kim, Chief Financial Officer of Standard BioTools. “I want to sincerely thank our departing colleagues for their contributions as we take these steps to secure the long-term success of Standard BioTools – delivering innovative solutions to our customers as they advance science and improve human health.”

The cost savings initiative, together with the continued application of the Standard BioTools Business System (SBS), is expected to generate efficiencies across sales and marketing, research and development, and general and administrative functions. As previously announced, Standard BioTools will consolidate its South San Francisco operations into its Singapore facility, co-locating research and development with manufacturing. As part of this transition, the Company also plans to establish its global headquarters in Boston.

Financial Results Table: Continuing Operations

	Three Months Ended September 30,		Nine Months Ended September 30,
(Unaudited, in millions, except percentages)	2025	2024	2025	2024
Revenue	$19.6	$22.1	$61.5	$66.2
Gross margin	48.5%	54.9%	50.6%	50.6%
Non-GAAP gross margin	53.5%	57.3%	54.9%	55.2%
Operating expenses	$42.4	$38.8	$116.8	$134.9
Non-GAAP operating expenses	$27.0	$26.3	$80.5	$84.5
Operating loss	$(32.9)	$(26.7)	$(85.6)	$(101.4)
Net loss from continuing operations	$(31.7)	$(21.9)	$(72.7)	$(63.8)
Adjusted EBITDA	$(16.5)	$(13.7)	$(46.8)	$(48.0)
Cash, cash equivalents, restricted cash, short-term and long-term investments	$217.0	$338.1	$217.0	$338.1

Third Quarter 2025 Financial Results: Continuing Operations

Following the announced sale of SomaLogic, Inc. (“SomaLogic”) and other specified assets to Illumina, Inc. (“Illumina”) in June 2025, all financial results in this section reflect continuing operations only.

•
Revenue was $19.6 million in the third quarter of 2025, down 11% year-over-year.
•
Consumables revenue was $8.7 million in the third quarter of 2025, down 17% year-over-year. Lower consumables revenue in the quarter reflected project funding declines in flow and microfluidics, partially offset by growth in imaging.
•
Instruments revenue was $5.1 million in the third quarter of 2025, down 3% year-over-year. Instrument revenue in the quarter reflected growth in imaging but overall remained impacted by capital-constrained end-markets globally.
•
Services revenue, which is predominantly Field Services, was $5.8 million in the third quarter of 2025, down 9% year-over-year. Field Services revenue decreased due to fewer active service contracts and lower on-demand revenue driven by improved instrument quality and uptime.

•
Gross margins in the third quarter of 2025 were approximately 48.5%, versus 54.9% in the third quarter of 2024; and non-GAAP gross margins in the third quarter of 2025 were approximately 53.5%, versus 57.3% in the third quarter of 2024. Gross margins and non-GAAP gross margins were driven by volume and product mix.

•
Operating expenses in the third quarter of 2025 were $42.4 million, an increase of $3.6 million, or up 9%, compared to the third quarter of 2024. Operating expenses included $9.4 million in restructuring and related charges. Non-GAAP operating expenses, which exclude transaction costs, stock-based compensation, and restructuring charges, were $27.0 million in the third quarter of 2025, an increase of $0.7 million, or up 3%, compared to the third quarter of 2024. The increase in operating expenses is due to the reclassification of SomaLogic as discontinued operations and the retention of shared corporate costs within continuing operations, more than offsetting lower R&D expenses and continued productivity gains from SBS.

•
Net loss for the third quarter of 2025 was $31.7 million, compared to a net loss of $21.9 million in the third quarter of 2024, representing an increase of $9.8 million or 45%, while adjusted EBITDA for the third quarter of 2025 was a loss of $16.5 million, versus an adjusted EBITDA loss of $13.7 million in the third quarter of 2024, an increase of $2.9 million, or 21%.

Full Year 2025 Revenue Outlook

For fiscal year 2025, the Company continues to expect combined revenue in the range of $165 million to $175 million. Revenue from continuing operations is expected to be in the range of $78 million to $83 million.

Use of Non-GAAP Financial Information

Standard BioTools has presented certain financial information in accordance with U.S. GAAP and on a non-GAAP basis. The non-GAAP financial measures included in this press release are non-GAAP gross margin, non-GAAP gross profit, non-GAAP operating expenses, and adjusted EBITDA. Management uses these non-GAAP financial measures, in addition to GAAP financial measures, as a measure of operating performance because the non-GAAP financial measures do not include the impact of items that management does not consider indicative of the Company’s core operating performance. Management believes that non-GAAP financial measures, taken in conjunction with GAAP financial measures, provide useful information for both management and investors by excluding certain non-cash and other expenses that are not indicative of the Company’s core operating results. Management uses non-GAAP measures to compare the Company’s performance relative to forecasts and strategic plans and to benchmark the Company’s performance externally against competitors. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the Company’s operating results as reported under U.S. GAAP. Standard BioTools encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliations between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP operating results are presented in the accompanying tables of this release.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding future financial and business performance, including with respect to future revenue and expected cash at the closing of the transaction with Illumina; operational and strategic plans, including potential cost savings from the operational restructuring plan and the timing for realizing such cost savings; deployment of capital; market and growth opportunity and potential; and the potential to realize the expected benefits and synergies of prior and potential future acquisitions, including the potential for such transactions to drive long-term profitable growth. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including, but not limited to, risks that the anticipated benefits and synergies of announced divestures and prior and potential future acquisitions and the integration of any such businesses, including the potential for such transactions to drive long-term profitable growth, may not be fully realized or may take longer to realize than expected; risks that the Company may not realize expected cost savings from such transactions; possible integration, restructuring and transition-related disruption resulting from such transactions, including through the loss of customers, suppliers, and employees and adverse impacts on the Company’s development activities and results of operation; the timing of the closing of the transaction with Illumina and the operating expenses over the intervening period; integration and restructuring activities, including customer and employee relations, management distraction, and reduced operating performance; risks that internal and external costs required for ongoing and planned activities may be higher than expected, which may cause the Company to use cash more quickly than it expects or change or curtail some of the Company’s plans, or both; risks that the Company’s expectations as to expenses, cash usage, and cash needs may prove not to be correct for other reasons such as changes in plans or actual events being different than our assumptions; changes in the Company’s business or external market conditions; anticipated NIH funding pressures; the expected effect from U.S. export controls and the expected impact from tariffs; challenges inherent in developing, manufacturing, launching, marketing, and selling new products; interruptions or delays in the supply of components or materials for, or manufacturing of, the Company’s products; reliance on sales of capital equipment for a significant proportion of revenues in each quarter; seasonal variations in customer operations; unanticipated increases in costs or expenses; continued or sustained budgetary, inflationary, or recessionary pressures; uncertainties in contractual relationships; reductions in research and development spending or changes in budget priorities by customers; uncertainties relating to the Company’s research and development activities, and distribution plans and capabilities; potential product performance and quality issues; risks associated with international operations; intellectual property risks; and competition. For information regarding other related risks, see the “Risk Factors” section of the Company’s annual report on Form 10-K, for the year ended December 31, 2024, filed with the SEC on March 11, 2025, the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2025, filed with the SEC on August 15, 2025, and in the Company’s other filings with the SEC. These forward-looking statements speak only as of the date hereof. The Company disclaims any obligation to update these forward-looking statements except as may be required by law.

About Standard BioTools Inc.

Standard BioTools Inc. (Nasdaq: LAB), has an established portfolio of essential, standardized next-generation technologies that help biomedical researchers develop better medicines faster. As a leading solutions provider, the company provides reliable and repeatable insights in health and disease using its proprietary SomaScan, mass cytometry and microfluidics technologies, which help transform scientific discoveries into better patient outcomes. Standard BioTools works with leading academic, government, pharmaceutical, biotechnology, plant and animal research and clinical laboratories worldwide, focusing on the most pressing needs in translational and clinical research, including oncology, immunology and immunotherapy. Learn more at standardbio.com or connect with us on X, Facebook®, LinkedIn, and YouTube™.

For Research Use Only. Not for use in diagnostic procedures.

Limited Use Label License and other terms may apply: standardbio.com/legal/salesterms.

Patent and License Information: standardbio.com/legal/notices.
Trademarks: standardbio.com/legal/trademarks. Any other trademarks are the sole property of their respective owners. ©2025 Standard BioTools Inc. (f.k.a. Fluidigm Corporation). All rights reserved.

Investor Contact:

ir@standardbio.com

STANDARD BIOTOOLS INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Continuing Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue:
Product revenue	$13,800	$15,779	$44,254	$46,987
Services and other revenue	5,752	6,307	17,282	19,244
Total revenue	19,552	22,086	61,536	66,231
Cost of revenue:
Cost of product revenue	6,728	6,159	20,767	21,775
Cost of services and other revenue	3,340	3,801	9,608	10,930
Total cost of revenue	10,068	9,960	30,375	32,705
Gross profit	9,484	12,126	31,161	33,526
Operating expenses:
Research and development	6,356	6,939	18,018	21,791
Selling, general and administrative	26,595	24,466	84,524	75,740
Restructuring and related charges	9,428	2,341	12,707	12,374
Transaction and integration expenses	43	5,079	1,517	25,024
Total operating expenses	42,422	38,825	116,766	134,929
Loss from continuing operations	(32,938)	(26,699)	(85,605)	(101,403)
Bargain purchase gain	—	—	—	25,213
Interest income	2,140	4,794	7,517	16,303
Interest expense	(10)	(853)	(21)	(2,744)
Other income (expense), net	(2,092)	957	3,438	(865)
Loss from continuing operations before income taxes	(32,900)	(21,801)	(74,671)	(63,496)
Income tax benefit (expense)	1,216	(118)	1,944	(270)
Net loss from continuing operations	(31,684)	(21,919)	(72,727)	(63,766)
Discontinued operations:
Loss from discontinued operations, net of tax	(3,003)	(5,019)	(21,452)	(41,047)
Net loss	(34,687)	(26,938)	(94,179)	(104,813)
Induced conversion of redeemable preferred stock	—	—	—	(46,014)
Net loss attributable to common stockholders	$(34,687)	$(26,938)	$(94,179)	$(150,827)
Net loss per share from continuing operations, basic and diluted	$(0.08)	$(0.06)	$(0.19)	$(0.32)
Net loss per share from discontinued operations, basic and diluted	$(0.01)	$(0.01)	$(0.06)	$(0.12)
Net loss per share attributable to common stockholders, basic and diluted	$(0.09)	$(0.07)	$(0.25)	$(0.44)
Shares used in computing net loss per share attributable to common stockholders, basic and diluted	382,630	371,538	380,468	346,093

STANDARD BIOTOOLS INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

Continuing Operations

(In thousands)

(Unaudited)

	September 30,	December 31,
	2025	2024
ASSETS
Current assets:
Cash and cash equivalents	$129,418	$166,728
Short-term investments	65,485	126,146
Accounts receivable, net	13,536	14,741
Inventory	25,418	20,744
Prepaid expenses and other current assets	7,906	4,561
Current assets held for sale	230,676	42,963
Total current assets	472,439	375,883
Property and equipment, net	20,738	22,775
Operating lease right-of-use asset, net	23,453	26,567
Other non-current assets	3,521	3,688
Long-term investments	19,485	—
Non-current assets held for sale	—	183,432
Total assets	$539,636	$612,345

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,619	$5,049
Accrued liabilities	30,810	21,435
Operating lease liabilities, current	5,113	4,806
Deferred revenue, current	40,111	10,274
Deferred grant income, current	3,098	3,527
Current liabilities held for sale	22,214	20,804
Total current liabilities	107,965	65,895
Convertible notes, non-current	299	299
Deferred tax liability	1,139	1,081
Operating lease liabilities, non-current	21,977	25,590
Deferred revenue, non-current	2,366	32,674
Deferred grant income, non-current	5,031	7,243
Other non-current liabilities	1,200	1,062
Non-current liabilities held for sale	—	6,779
Total liabilities	139,977	140,623
Total stockholders’ equity	399,659	471,722
Total liabilities and stockholders’ equity	$539,636	$612,345

STANDARD BIOTOOLS INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Nine Months Ended September 30,
	2025	2024
Operating activities
Net loss	$(94,179)	$(104,813)
Bargain purchase gain	—	(25,213)
Stock-based compensation expense	23,870	24,262
Amortization of acquired intangible assets	1,715	3,533
Depreciation and amortization	7,971	9,375
Accretion of discount on short-term investments, net	(2,182)	(6,303)
Non-cash lease expense	4,435	4,348
Provision for excess and obsolete inventory	1,975	1,991
Change in fair value of warrants	(232)	(474)
Change in fair value of contingent consideration	(3,400)	—
Other non-cash items	922	1,111
Changes in assets and liabilities, net	(14,048)	(37,212)
Net cash used in operating activities	(73,153)	(129,395)

Investing activities
Cash and restricted cash acquired in merger	—	280,033
Purchases of short-term investments	(91,241)	(226,612)
Purchases of long-term investments	(19,483)	—
Proceeds from sales and maturities of investments	154,000	289,000
Purchases of property and equipment	(7,827)	(4,973)
Net cash provided by investing activities	35,449	337,448

Financing activities
Repayment of term loan and convertible notes	—	(8,192)
Payment of term loan fee	—	(545)
Repurchase of common stock	—	(40,490)
Proceeds from ESPP stock issuance	308	425
Payments for taxes related to net share settlement of equity awards and other	(358)	(414)
Proceeds from exercise of stock options	—	1,120
Net cash provided by (used in) financing activities	(50)	(48,096)
Effect of foreign exchange rate fluctuations on cash and cash equivalents	942	(518)
Net (decrease) increase in cash, cash equivalents and restricted cash	(36,812)	159,439
Cash, cash equivalents and restricted cash at beginning of period	168,818	52,499
Cash, cash equivalents and restricted cash at end of period	$132,006	$211,938

Cash, cash equivalents, and restricted cash consists of:
Cash and cash equivalents	$129,418	$210,647
Restricted cash	2,588	1,291
Total cash, cash equivalents and restricted cash	$132,006	$211,938

STANDARD BIOTOOLS INC.

REVENUE

Continuing Operations

(In thousands)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Product revenue:
Instruments	$5,095	$5,271	$16,956	$17,221
Consumables	8,705	10,508	27,298	29,766
Total product revenue	13,800	15,779	44,254	46,987
Services and other revenue	5,752	6,307	17,282	19,244
Total revenue	$19,552	$22,086	$61,536	$66,231

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Continuing Operations

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GROSS PROFIT TO NON-GAAP GROSS PROFIT AND MARGIN PERCENTAGE

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Gross profit	$9,484	$12,126	$31,161	$33,526
Amortization of acquired intangible assets	—	—	—	1,407
Depreciation and amortization	590	318	1,407	1,017
Stock-based compensation expense	386	218	1,030	601
Loss on disposal of property and equipment	—	—	187	—
Cost of sales adjustment	—	—	—	—
Non-GAAP gross profit	$10,460	$12,662	$33,785	$36,551

Gross margin percentage	48.5%	54.9%	50.6%	50.6%
Amortization of acquired intangible assets	—	—	—	2.2%
Depreciation and amortization	3.0%	1.4%	2.3%	1.5%
Stock-based compensation expense	2.0%	1.0%	1.7%	0.9%
Loss on disposal of property and equipment	—	—	0.3%	—
Cost of sales adjustment	—	—	—	—
Non-GAAP gross margin percentage	53.5%	57.3%	54.9%	55.2%

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Continuing Operations

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSES

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Operating expenses	$42,422	$38,825	$116,766	$134,929
Restructuring and related charges	(9,428)	(2,341)	(12,707)	(12,374)
Transaction and integration expenses	(43)	(5,079)	(1,517)	(25,024)
Stock-based compensation expense	(4,938)	(4,431)	(17,715)	(11,026)
Amortization of acquired intangible assets	—	—	—	—
Depreciation and amortization	(1,009)	(650)	(4,286)	(1,945)
Loss on disposal of property and equipment	—	(4)	—	(27)
Non-GAAP operating expenses	$27,004	$26,320	$80,541	$84,533

R&D operating expenses	$6,356	$6,939	$18,018	$21,791
Stock-based compensation expense	(497)	(403)	(1,317)	(1,047)
Depreciation and amortization	(228)	(148)	(997)	(437)
Gain on disposal of property and equipment	—	—	28	—
Non-GAAP R&D operating expenses	$5,631	$6,388	$15,732	$20,307

SG&A operating expenses	$26,595	$24,466	$84,524	$75,740
Stock-based compensation expense	(4,441)	(4,028)	(16,398)	(9,979)
Amortization of acquired intangible assets	—	—	—	—
Depreciation and amortization	(781)	(502)	(3,289)	(1,508)
Loss on disposal of property and equipment	—	(4)	(28)	(27)
Non-GAAP SG&A operating expenses	$21,373	$19,932	$64,809	$64,226

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Continuing Operations

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net loss	$(31,684)	$(21,919)	$(72,727)	$(63,766)
Income tax (benefit) expense	(1,216)	118	(1,944)	270
Interest income	(2,140)	(4,794)	(7,517)	(16,303)
Interest expense	10	853	21	2,744
Amortization of acquired intangible assets	—	—	—	1,407
Depreciation and amortization	1,599	967	5,693	2,961
Bargain purchase gain	—	—	—	(25,213)
Restructuring and related charges	7,216	2,341	10,495	12,374
Transaction and integration expenses	43	5,079	1,517	25,024
Stock-based compensation expense	7,536	4,649	20,957	11,627
Cost of sales adjustment	—	—	—	—
Loss on disposal of property and equipment	—	4	187	27
Other non-operating (income) expense	2,092	(957)	(3,438)	865
Adjusted EBITDA	$(16,544)	$(13,658)	$(46,756)	$(47,982)

STANDARD BIOTOOLS INC.

Condensed Results of Operations

Discontinued Operations

(In thousands)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue	$26,693	$22,884	$67,466	$61,484
Cost of revenue	14,352	11,749	37,784	32,653
Selling, general and administrative expenses	8,474	9,937	25,573	43,280
Research and development	4,849	6,217	16,587	26,567
Transaction and integration expenses	2,203	-	12,710	-
Other (income) expense, net	(182)	-	(3,736)	31
Total expenses	$29,696	$27,903	$88,918	$102,531
Loss from discontinued operations	$(3,003)	$(5,019)	$(21,452)	$(41,047)

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Discontinued Operations

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GROSS PROFIT TO NON-GAAP GROSS PROFIT AND MARGIN PERCENTAGE

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Gross profit	$12,340	$11,134	$29,682	$28,831
Amortization of acquired intangible assets	—	540	1,370	1,644
Depreciation and amortization	(76)	1,126	1,276	2,418
Stock-based compensation expense	214	146	628	296
Loss on disposal of property and equipment	7	—	65	—
Cost of sales adjustment	—	—	—	(1,812)
Non-GAAP gross profit	$12,485	$12,946	$33,021	$31,377

Gross margin percentage	46.2%	48.7%	44.0%	46.9%
Amortization of acquired intangible assets	—	2.4%	2.0%	2.6%
Depreciation and amortization	(0.2)%	4.9%	1.9%	3.9%
Stock-based compensation expense	0.8%	0.6%	0.9%	0.5%
Loss on disposal of property and equipment	—	—	0.1%	—
Cost of sales adjustment	—	—	—	(2.9)%
Non-GAAP gross margin percentage	46.8%	56.6%	48.9%	51.0%

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Discontinued Operations

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSES

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Operating expenses	$15,526	$16,154	$54,974	$69,847
Restructuring and related charges	—	—	(104)	—
Transaction and integration expenses	(2,203)	—	(12,710)	—
Stock-based compensation expense	(724)	(1,126)	(2,285)	(12,339)
Amortization of acquired intangible assets	—	(171)	(345)	(482)
Depreciation and amortization	—	(1,053)	(1,004)	(3,995)
Loss on disposal of property and equipment	(9)	(26)	(199)	(388)
Non-GAAP operating expenses	$12,590	$13,778	$38,327	$52,643

R&D operating expenses	$4,849	$6,217	$16,587	$26,567
Stock-based compensation expense	(258)	(321)	(1,139)	(3,433)
Depreciation and amortization	—	(799)	(843)	(2,169)
Loss on disposal of property and equipment	(9)	—	(175)	—
Non-GAAP R&D operating expenses	$4,582	$5,097	$14,430	$20,965

SG&A operating expenses	$8,474	$9,937	$25,573	$43,280
Stock-based compensation expense	(466)	(805)	(1,146)	(8,906)
Amortization of acquired intangible assets	—	(171)	(345)	(482)
Depreciation and amortization	—	(254)	(161)	(1,826)
Loss on disposal of property and equipment	—	(26)	(24)	(388)
Non-GAAP SG&A operating expenses	$8,008	$8,681	$23,897	$31,678

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Discontinued Operations

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net loss	$(3,003)	$(5,019)	$(21,452)	$(41,047)
Income tax (benefit) expense	(1)	—	(158)	31
Interest income	—	—	—	—
Interest expense	—	—	—	—
Amortization of acquired intangible assets	—	711	1,715	2,126
Depreciation and amortization	(76)	2,180	2,280	6,414
Bargain purchase gain	—	—	—	—
Restructuring and related charges	—	—	104	—
Transaction and integration expenses	2,203	—	12,710	—
Stock-based compensation expense	938	1,272	2,913	12,635
Cost of sales adjustment	—	—	—	(1,812)
Loss on disposal of property and equipment	17	25	265	388
Other non-operating (income) expense	(183)	—	(3,683)	—
Adjusted EBITDA	$(105)	$(832)	$(5,306)	$(21,266)

STANDARD BIOTOOLS INC.

Condensed Combined Results of Operations

Continuing Operations and Discontinued Operations

(In thousands)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue	$46,245	$44,970	$129,002	$127,715
Cost of revenue	24,420	21,709	68,159	65,358
Selling, general and administrative expenses	35,069	34,403	110,097	119,020
Research and development	11,205	13,156	34,605	48,358
Transaction and integration expenses	2,246	5,079	14,227	25,024
Restructuring	9,428	2,341	12,707	12,374
Other (income) expense, net	(1,436)	(4,780)	(16,614)	(37,606)
Total expenses	$80,932	$71,908	$223,181	$232,528
Net loss	$(34,687)	$(26,938)	$(94,179)	$(104,813)

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Continuing Operations and Discontinued Operations

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GROSS PROFIT TO NON-GAAP GROSS PROFIT AND MARGIN PERCENTAGE

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Gross profit	$21,824	$23,260	$60,843	$62,357
Amortization of acquired intangible assets	—	540	1,370	3,051
Depreciation and amortization	514	1,444	2,681	3,435
Stock-based compensation expense	600	364	1,658	897
Loss on disposal of property and equipment	7	—	252	—
Cost of sales adjustment	—	—	—	(1,812)
Non-GAAP gross profit	$22,945	$25,608	$66,804	$67,928

Gross margin percentage	47.2%	51.7%	47.2%	48.8%
Amortization of acquired intangible assets	—	1.2%	1.1%	2.4%
Depreciation and amortization	1.1%	3.2%	2.1%	2.7%
Stock-based compensation expense	1.3%	0.8%	1.3%	0.7%
Loss on disposal of property and equipment	—	—	0.1%	—
Cost of sales adjustment	—	—	—	(1.4)%
Non-GAAP gross margin percentage	49.6%	56.9%	51.8%	53.2%

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Continuing Operations and Discontinued Operations

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSES

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Operating expenses	$57,948	$54,979	$171,740	$204,776
Restructuring and related charges	(9,428)	(2,341)	(12,811)	(12,374)
Transaction and integration expenses	(2,246)	(5,079)	(14,227)	(25,024)
Stock-based compensation expense	(5,662)	(5,557)	(20,000)	(23,365)
Amortization of acquired intangible assets	—	(171)	(345)	(482)
Depreciation and amortization	(1,009)	(1,703)	(5,290)	(5,940)
Loss on disposal of property and equipment	(9)	(30)	(199)	(415)
Non-GAAP operating expenses	$39,594	$40,098	$118,868	$137,176

R&D operating expenses	$11,205	$13,156	$34,605	$48,358
Stock-based compensation expense	(755)	(724)	(2,456)	(4,480)
Depreciation and amortization	(228)	(947)	(1,840)	(2,606)
Loss on disposal of property and equipment	(9)	—	(147)	—
Non-GAAP R&D operating expenses	$10,213	$11,485	$30,162	$41,272

SG&A operating expenses	$35,069	$34,403	$110,097	$119,020
Stock-based compensation expense	(4,907)	(4,833)	(17,544)	(18,885)
Amortization of acquired intangible assets	—	(171)	(345)	(482)
Depreciation and amortization	(781)	(756)	(3,450)	(3,334)
Loss on disposal of property and equipment	—	(30)	(52)	(415)
Non-GAAP SG&A operating expenses	$29,381	$28,613	$88,706	$95,904

STANDARD BIOTOOLS INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

Continuing Operations and Discontinued Operations

(In thousands)

(Unaudited)

ITEMIZED RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net loss	$(34,687)	$(26,938)	$(94,179)	$(104,813)
Income tax (benefit) expense	(1,217)	118	(2,102)	301
Interest income	(2,140)	(4,794)	(7,517)	(16,303)
Interest expense	10	853	21	2,744
Amortization of acquired intangible assets	—	711	1,715	3,533
Depreciation and amortization	1,523	3,147	7,971	9,375
Bargain purchase gain	—	—	—	(25,213)
Restructuring and related charges	7,216	2,341	10,599	12,374
Transaction and integration expenses	2,246	5,079	14,227	25,024
Stock-based compensation expense	8,474	5,921	23,870	24,262
Cost of sales adjustment	—	—	—	(1,812)
Loss on disposal of property and equipment	17	29	452	415
Other non-operating (income) expense	1,909	(957)	(7,121)	865
Adjusted EBITDA	$(16,649)	$(14,490)	$(52,064)	$(69,248)